EXHIBIT 99.5
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                           The ISDA Master Agreement


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(Multicurrency--Cross Border)


                                    ISDA(R)
                 International Swap Dealers Association, Inc.
                               MASTER AGREEMENT

                         dated as of November 15, 2006


DEUTSCHE BANK AG, NEW YORK BRANCH    THE BANK OF NEW YORK, not in its
                                     individual or corporate capacity but
                                     solely as Swap Contract Administrator for Alternative Loan Trust 2006-OA18, pursuant to a Swap Contract
                                     Administration Agreement


("Party A")                          and   ("Party B")


have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions. Accordingly, the parties agree as follows: --

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a) General Conditions.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.


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(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable: --

      (i) in the same currency; and

      (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

      (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will: --

            (1) promptly notify the other party ("Y") of such requirement;

            (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the Full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for: --

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.


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      (ii) Liability. If: --

            (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

            (2) X does not so deduct or withhold; and

            (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that: --

(a) Basic Representations.

      (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

      (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

      (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).


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(b) Absence of Certain Events. No Event of Default or Potential Event of
Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or perforating its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party: --

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs: --

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii) any other documents specified in the Schedule or any Confirmation;
      and

      (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,


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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party: --

      (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

      (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(c) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

      (iii) Credit Support Default.

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

      (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

      (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
      (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

      (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however


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      described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

      (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: --

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof, (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

      (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: --

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event


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Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below: --

      (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): --

            (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

            (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

      (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

      (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
      Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

      (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

      (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.


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6. Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

      (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

      (ii) Transfer to avoid Termination Event. If either an Illegality under
      Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

      Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

      (iv) Right to Terminate If: --

            (1) a transfer under Section 6(b)(ii) or an agreement under
            Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

            (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then


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      continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) Effect of Designation.

      (i) If notice designating an Early Termination Date is given under
      Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

      (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

      (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

      (i) Events of Default. If the Early Termination Date results from an Event of Default: --

            (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

            (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

            (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

            Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

            (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (ii) Termination Events. If the Early Termination Date results from a Termination Event: --

            (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

            (2)   Two Affected Parties. If there are two Affected Parties: --

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

            If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y

      (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

      (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7. Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is convened into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9. Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

      (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

      (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details, provided (see the Schedule) and will be deemed effective as indicated: --

      (i) if in writing and delivered in person or by courier, on the date it is delivered;

      (ii) if sent by telex, on the date the recipient's answer back is received;

      (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

      (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

      (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13. Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably: --

      (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

      (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. Definitions

As used in this Agreement: --

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means: --

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under
Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good Faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market, selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of: --

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meanings specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause
(b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

DEUTSCHE BANK AG, NEW YORK BRANCH    THE BANK OF NEW YORK, not in its
                                     individual or corporate capacity but
                                     solely as Swap Contract Administrator for
                                     Alternative Loan Trust 2006-OA18,
                                     pursuant to a Swap Contract
                                     Administration Agreement
      ("Party A")                               ("Party B")
-------------------------------         ---------------------------------
      (Name of Party)                           (Name of Party)


By: /s/ Steven Kessler              By: /s/ Michael Cerchio
Name: Steven Kessler                Name:  Michael Cerchio
Title: Director                     Title:  Assistant Treasurer

By: /s/ Kathleen Yohe
Name: Kathleen Yohe
Title: Vice President

(Multicurrency-Cross Border)

                                   SCHEDULE
                                    to the
                               Master Agreement
                         dated as of November 15, 2006
                                    between
                DEUTSCHE BANK AG, NEW YORK BRANCH ("Party A"),
                                      and
       THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for Alternative Loan
          Trust 2006-OA18, pursuant to a Swap Contract Administration
                             Agreement (`Party B")

All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement for Alternative Loan Trust 2006-OA18 dated as of October 1, 2006 among CWALT, Inc., as depositor, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

Part 1: Termination Provisions

For the purposes of this Agreement:-

(a)   "Specified Entity" will not apply to Party A or Party B for any purpose.

(b) "Specified Transaction" will not apply to Party A or Party B for any purpose.

(c)   Events of Default.

      The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

      (i) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word "third" with the word "first"; provided, further, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (ii) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

      (iii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (iv) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

      (v) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

      (vi) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

            Section 5(a)(vi) is hereby amended by adding the following words at the end thereof:

            "provided, however, that, notwithstanding the foregoing, an Event of Default shall not occur under either (1) or (2) above if (A)
            (I) the default, or other similar event or condition referred to in (1) or the failure to pay referred to in (2) is a failure to pay or deliver caused by an error or omission of an administrative or operational nature, and (II) funds or the asset to be delivered were available to such party to enable it to make the relevant payment or delivery when due and (III) such payment or delivery is made within three (3) Local Business Days following receipt of written notice from an interested party of such failure to pay, or
            (B) such party was precluded from paying, or was unable to pay, using reasonable means, through the office of the party through which it was acting for purposes of the relevant Specified Indebtedness, by reason of force majeure, act of State, illegality or impossibility."

            "Specified Indebtedness" will have the meaning specified in
            Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A's banking business.

            "Threshold Amount" means with respect to Party A an amount equal to three percent (3%) of the Shareholders' Equity of Party A or, if applicable, the Eligible Guarantor.

            "Shareholders' Equity" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles in the country in which Party A is organized.

      (vii) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of
            Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B; provided that, with respect to Party B only, (i) Section 5(a)(vii)(4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)" and (ii) Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) (inclusive)" and inserting lieu thereof ", (3), (4) as amended,
            (5) and (6) as amended".

     (viii) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)   Termination Events.

      The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.


      (i) The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

      (ii) The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or
            (y)", and the "Tax Event" provisions of Section 5(b)(ii) will apply to Party B.

      (iii) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

      (iv) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)   Payments on Early Termination. For the purpose of Section 6(e) of this
      Agreement:

      (i) Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

            (A) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                  "Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

            (B) The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

                  "Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

                  (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the "Latest Settlement Amount Determination Day"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                  (b) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

                  (c) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement remains capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

            (C) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

            (D) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                  "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions,
                  (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause
                  (I)."

            (E) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations from Approved Replacements remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

      (ii) The Second Method will apply.

(g)   "Termination Currency" means USD.

(h) Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

Part 2: Tax Representations

(a)   Tax Representations.

      (i)   Payer Representations. For the purpose of Section 3(e) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

            (B)   Party B makes the following representation(s):

                  None.

      (ii)  Payee Representations. For the purpose of Section 3(f) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  It is a "foreign person" within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person. In respect of any Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or business in the United States.

            (B)   Party B makes the following representation(s):

                  None.

(b)   Tax Provisions.

      (i)   Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, and
            Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

      (ii)  Indemnifiable Tax. The definition of "Indemnifiable Tax" in
            Section 14 is deleted in its entirety and replaced with the following:

            "Indemnifiable Tax" means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

Part 3: Agreement to Deliver Documents

   (a) Tax forms, documents or certificates to be delivered are:


---------------------------------------------------------------------------------------------------
Party required to deliver             Form/Document/Certificate            Date by which to be
document                                                                   delivered

---------------------------------------------------------------------------------------------------
Party A and Party B                   Any document required                Promptly after the
                                      or reasonably                        earlier of (i)
                                      requested to allow                   reasonable demand by
                                      the other party to                   either party or (ii)
                                      make payments under                  within 30 days of
                                      this Agreement                       the execution.
                                      without any deduction
                                      or withholding for or
                                      on the account of any
                                      Tax or with such
                                      deduction or
                                      withholding at a
                                      reduced rate.

---------------------------------------------------------------------------------------------------


   (b) Other Documents to be delivered are:


-----------------------------------------------------------------------------------------------------------------------
Party required to            Form/Document/Certificate             Date by which to              Covered by Section
deliver document                                                   be delivered                  3(d) representation
-----------------------------------------------------------------------------------------------------------------------
Party A and Party B          Any documents required or             Upon execution.               Yes
                             reasonably requested by
                             the receiving party to
                             evidence authority of the
                             delivering party or its
                             Credit Support Provider,
                             if any, to execute and
                             deliver this Agreement,
                             any Confirmation, and any
                             Credit Support Documents
                             to which it is a party,
                             and to evidence the
                             authority of the
                             delivering party to its
                             Credit Support Provider to
                             perform its obligations
                             under this Agreement, such
                             Confirmation and/or Credit
                             Support Document, as the
                             case may be.
-----------------------------------------------------------------------------------------------------------------------
Party A and Party B          A certificate of an                   Upon execution                Yes
                             authorized officer of the
                             party, as to the
                             incumbency and authority
                             of the respective officers
                             of the party signing this
                             Agreement, any relevant
                             Credit Support Document,
                             or any Confirmation, as
                             the case may be.
-----------------------------------------------------------------------------------------------------------------------
Party A                      Annual Report of Party A              Annually, after               Yes
                             containing consolidated               becoming
                             financial statements                  publicly
                             certified by independent              available
                             certified public
                             accountants and prepared
                             in accordance with
                             generally accepted
                             accounting principles in
                             the country in which Party
                             A is organized and
                             delivered via internet at
                             http://www.db.com/
-----------------------------------------------------------------------------------------------------------------------
Party A                      Quarterly Financial                   Quarterly,                    Yes
                             Statements of Party A                 after becoming
                             containing unaudited,                 publicly
                             consolidated financial                available
                             statements of Party A's
                             fiscal quarter prepared in
                             accordance with generally
-----------------------------------------------------------------------------------------------------------------------


                                                  6


-----------------------------------------------------------------------------------------------------------------------
                             accepted accounting
                             principles in the country
                             in which Party A is
                             organized and delivered
                             via internet at
                             http://www.db.com/
-----------------------------------------------------------------------------------------------------------------------
Party A                      An opinion of counsel to              Upon execution                No
                             such party reasonably
                             satisfactory in form and
                             substance to the other
                             party regarding the
                             enforceability of this
                             Agreement, any
                             Confirmation, and any
                             Credit Support Documents
                             to which it is a party.
-----------------------------------------------------------------------------------------------------------------------
Party B                      Executed copy of the                  Upon execution                Yes
                             Pooling and Servicing
                             Agreement
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------


Part 4: Miscellaneous

(a) Addresses for Notices. For the purposes of Section 12(a) of this
    Agreement:

   Party A:

  (1) Address for notices or communications to Party A in respect of Section 5(a)(i) shall be sent to:-

      Deutsche Bank AG, New York Branch
      60 Wall Street
      New York, NY 10005

In addition, with respect to Party A, all notices under Sections 5 or 6 of this Agreement (other than notices under Section 5(a)(i)) shall be sent to:

      Deutsche Bank AG, Head Office
      Taunusanlage 12
      60252 Frankfurt
      Germany
      Attention: Legal Department
      Telex No: 411836 or 416731 or 41233
      Answerback: DBF-D


   Party B:

   Address for notices or communications to Party B:-

   Address: The Bank of New York
   101 Barclay Street - 4W Floor
   New York, NY 10286
   Attention: Corporate Trust Administration MBS Administration, CWALT, Series 2006-OA18
   Telephone No.: (212) 815-6093
   Facsimile No.: (212) 815-3986

(b) Process Agent. For the purposes of Section 13(c) of this Agreement:

    Party A appoints as its Process Agent: Not Applicable.

    Party B appoints as its Process Agent:  Not Applicable.

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d) Multibranch Party. For the purpose of Section 10(c) of this Agreement:

    Party A is not a Multibranch Party.
    Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided however, if an Event of Default occurs and is continuing with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent, the cost for which shall be borne by Party A.

(f) Credit Support Document. Credit Support Document means

      Party A: The Credit Support Annex, and any guarantee in support of Party A's obligations under this Agreement.

      Party B: The Credit Support Annex, solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

(g)   Credit Support Provider.

      Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

      Party B:    None.

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement, provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of
    Section 6(b)(ii).

Part 5: Other Provisions

(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions.

(b)   Amendments to ISDA Master Agreement.

      (i) Single Agreement. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

      (ii) Conditions Precedent. Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

            Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the "Specific Event"); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

      (iii) Change of Account. Section 2(b) is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

            "to another account in the same legal and tax jurisdiction as the original account".

      (iv) Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

            "(g) Relationship Between Parties.

                  (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and
                        (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                  (2) Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision subject to Section 6(n) of this Agreement to enter into the Transaction and (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                  (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

      (v) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

      (vi) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph 1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

      (vii) Local Business Day. The definition of Local Business Day in
            Section 14 is hereby amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".



(c) Additional Termination Events. The following Additional Termination Events will apply:

      (i) First Rating Trigger Collateral. If (A) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (ii) Second Rating Trigger Replacement. If (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible Replacement has made a Firm Offer to be the transferee of all of Party A's rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree) and/or (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor immediately upon acceptance by the offeree), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (iii) Supplemental Pooling and Servicing Agreement Without Party A's Prior Written Consent. If Party B enters into an amendment and or supplement to the Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement that could reasonably be expected to have a material adverse effect on Party A (excluding, for the avoidance of doubt, any amendment to the Pooling and Servicing Agreement that is entered into solely for the purpose of appointing a successor master servicer or trustee) without the prior written consent (such consent not to be unreasonably withheld) of Party A, then an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement.

      (iv)  [Reserved]

      (v)   [Reserved]

(d) Required Ratings Downgrade Event. In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold (such event, a "Required Ratings Downgrade Event"), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, using commercially reasonable efforts, procure either (A) a Permitted Transfer or (B) an Eligible Guarantee from an Eligible Guarantor.

(e) Regulation AB Compliance. Party A and Party B hereby agree that the terms of the Item 1115 Agreement dated as of April 27, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Deutsche Bank AG, New York Branch shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit A.


(f)   Transfers.

      (i) Section 7 is hereby amended to read in its entirety as follows:

            "Subject to Section 6(b)(ii), Part 5(d) and the Regulation AB Agreement, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without (a) the prior written consent of the other party or (b) satisfaction of the Rating Agency Condition with respect to S&P."

      (ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(g) Non-Recourse. Party A acknowledges and agree that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Swap Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Swap Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Swap Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. Party B shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Swap Trust from the Trust created pursuant to the Pooling and Servicing Agreement.

(h) Timing of Payments by Party B upon Early Termination. Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the "Unfunded Amount") of any amount that is calculated as being due in respect of any Early Termination Date under
      Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(i) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(j)   No Set-off.  Except as expressly provided for in Section 2(c), Section
      6, Paragraph 8 of the Credit Support Annex or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Agencies has been provided prior written notice of the same and S&P confirms in writing (including by facsimile transmission) that it will not downgrade, withdraw or otherwise modify its then-current ratings of the Certificates.

(l) Notice of Certain Events or Circumstances. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Swap Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m) Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Swap Trust, or the Trust formed pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates. This provision will survive the termination of this Agreement.

(n) Swap Contract Administrator Liability Limitations. Party A and Party B agree to the following: (a) The Bank of New York ("BNY") is entering into this Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator for Alternative Loan Trust 2006-OA18; (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator for Alternative Loan Trust 2006-OA18) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A; and (c) recourse against Party B shall be limited to the assets available under the Pooling and Servicing Agreement. This Part 5(n) shall survive the termination of this Agreement.


(o) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p)   [Reserved]

(q) Escrow Payments. If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either Party may at its option and in its sole discretion notify the other Party that payments on that date are to be made in escrow. In this case deposit of the payment due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of any corresponding payment payable by the other party on the same date accompanied by irrevocable payment instructions to the same effect or
      (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(r) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(s) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)   [Reserved]

(u)   [Reserved]

(v)   Additional representations.

      (i) Capacity. Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and the Transaction as principal and not as agent of any person. Party B represents to Party A on the date on which Party B enters into this Agreement it is entering into the Agreement and the Transaction in its capacity as Swap Contract Administrator.

(w)   Acknowledgements.

      (i) Substantial financial transactions. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

      (ii) Bankruptcy Code. Subject to Part 5(m), without limiting the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute "forward contracts" or "swap agreements" as defined in Section 101 of the Bankruptcy Code or "commodity contracts" as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(x)   [Reserved]

(y)   [Reserved]

(z)   Additional Definitions.

      As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

      "Approved Ratings Threshold" means each of the S&P Approved Ratings Threshold and the Moody's First Trigger Ratings Threshold.

      "Approved Replacement" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), (c) and (e) of the definition of Permitted Transfer (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

      "Derivative Provider Trigger Event" means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

      "Eligible Guarantee" means an unconditional and irrevocable guarantee of all present and future obligations (for the avoidance of doubt, not limited to payment obligations) of Party A or an Eligible Replacement to Party A under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P, and either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to Tax collected by withholding or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such withholding been required.

      "Eligible Guarantor" means an entity that (A) has credit ratings at least equal to the Approved Ratings Threshold or (B) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue.

      "Eligible Replacement" means an entity (A) (i) that has credit ratings at least equal to the Approved Ratings Threshold, (ii) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue, or (iii) the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee provided by an Eligible Guarantor and (B) that has executed an Item 1115 Agreement with the Depositor.

      "Estimated Swap Termination Payment" means, with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially reasonable manner as the maximum payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e) of the ISDA Master Agreement, taking into account then current market conditions.

      "Firm Offer" means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

      "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

      "Moody's First Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement,
      (i) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

      "Moody's Second Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Rating Threshold.

      "Moody's Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement,
      (i) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" or a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or (ii) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

      "Permitted Transfer" means a transfer by novation by Party A to a transferee (the "Transferee") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Party B),
      (b) an Event of Default or Termination Event would not occur as a result of such transfer, (c) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction,
      (d) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions; (e) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (f) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P and (g) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

      "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder and each Swap Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Swap Rating Agencies and receive from each such Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates.

      "Relevant Entity" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

      "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and
      (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

      "Required Ratings Downgrade Event" shall have the meaning assigned thereto in Part 5(d).

      "Required Ratings Threshold" means each of the S&P Required Ratings Threshold and the Moody's Second Trigger Ratings Threshold.

      "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

      "S&P Approved Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of "A+".

      "S&P Required Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from S&P of "BBB+".

      "Swap Rating Agencies" means, with respect to any date of determination, each of S&P and Moody's, to the extent that each such rating agency is then providing a rating for any of the Certificates.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.






                                                             THE BANK OF NEW YORK, not in its
                                                             individual or corporate capacity but solely as
DEUTSCHE BANK AG, NEW YORK                                   Swap Contract Administrator for Alternative
BRANCH                                                       Loan Trust 2006-OA18, pursuant to a Swap
                                                             Contract Administration Agreement


                  ("Party A")                                                  ("Party B")


By:  /s/ Steven Kessler                                       By:  /s/ Michael Cerchio
   --------------------------------                             --------------------------------
Name:  Steven Kessler                                         Name:  Michael Cerchio
Title:  Director                                             Title:  Assistant Treasurer


By:  /s/ Kathleen Yohe
   --------------------------------
Name:  Kathleen Yohe
Title:  Vice President


                                   EXHIBIT A

                            Regulation AB Agreement

                                    ISDA(R)
                             CREDIT SUPPORT ANNEX
                            to the Schedule to the
                             ISDA Master Agreement
                     dated as of November 15, 2006 between

  DEUTSCHE BANK AG, NEW YORK BRANCH (hereinafter referred to as "Party A" or
                                  "Pledgor"),

                                      and

 THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for Alternative Loan Trust 2006-OA18, pursuant to a Swap Contract Administration Agreement (hereinafter referred to as
                         "Party B" or "Secured Party")


Paragraph 13.  Elections and Variables.

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

      With respect to Party A: not applicable.

      With respect to Party B: not applicable.

(b)   Credit Support Obligations.

      (i) Delivery Amount, Return Amount and Credit Support Amount.

            (A) "Delivery Amount" has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on each Valuation Date" and (II) by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

                  The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greatest of

                  (1) the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                  (2) the amount by which (a) the Moody's First Trigger Credit Support Amount for such Valuation Date exceeds
                        (b) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

                  (3) the amount by which (a) the Moody's Second Trigger Credit Support Amount for such Valuation Date exceeds
                        (b) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

            (B) "Return Amount" has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." and inserting in lieu thereof the following:

                  The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the least of

                  (1) the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

                  (2) the amount by which (a) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's First Trigger Credit Support Amount for such Valuation Date, and

                  (3) the amount by which (a) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's Second Trigger Credit Support Amount for such Valuation Date.

            (C) "Credit Support Amount" shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody's First Trigger Credit Support Amount or the Moody's Second Trigger Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

      (ii) Eligible Collateral.

            On any date, the following items will qualify as "Eligible Collateral":


                                                                                            Moody's                   Moody's
                                                                    S&P                  First Trigger            Second Trigger
                                                                 Valuation                Valuation                 Valuation
              Collateral                                        Percentage                Percentage                Percentage
              -----------                                       ----------                ----------                ----------

          (A) Cash                                                 100%                      100%                      100%

          (B) Fixed-rate negotiable USD denominated
              debt obligations issued by the U.S.
              Treasury Department having a                         98.5%                     100%                      100%
              remaining maturity on such date of
              not more than one year

          (C) Fixed-rate negotiable USD denominated
              debt obligations issued by the U.S.
              Treasury Department having a                         89.9%                     100%                       94%
              remaining maturity on such date of
              more than one year but not more than
              ten years

          (D) Fixed-rate negotiable USD denominated
              debt obligations issued by the U.S.
              Treasury Department having a                         83.9%                     100%                       87%
              remaining maturity on such date of
              more than ten years


      (iii) Other Eligible Support.

            The following items will qualify as "Other Eligible Support" for the party specified:

            Not applicable.

      (iv)  Threshold.

            (A) "Independent Amount" means zero with respect to Party A and Party B.

            (B) "Threshold" means, with respect to Party A and any Valuation Date, zero if a Collateral Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed; otherwise, infinity.

                  "Threshold" means, with respect to Party B and any Valuation Date, infinity.

            (C) "Minimum Transfer Amount" means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Class Certificate Balance of the Certificates rated by S&P ceases to be more than USD 50,000,000, the "Minimum Transfer Amount" shall be USD 50,000.

            (D) Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 1,000.

(c)   Valuation and Timing.

      (i) "Valuation Agent" means Party A; provided, however, that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Party A, the cost for which shall be borne by Party
            A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

      (ii) "Valuation Date" means each Local Business Day on which any of the S&P Credit Support Amount, the Moody's First Trigger Credit Support Amount or the Moody's Second Trigger Credit Support Amount is greater than zero.

      (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

      (iv) "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

      (v) External Verification. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall (A) calculate the Secured Party's Exposure and the S&P Value of Posted Credit Suppport on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Suport; such verification of the Secured Party's Exposure shall be based on the higher of the two external marks. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party's Exposure based on the greater of the Valuation Agent's internal marks and the external marks received. If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

      (vi) Notice to S&P. At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Party A: any Additional Termination Event with respect to which Party A is the sole Affected Party. With respect to Party B: None.

(e)   Substitution.

      (i)   "Substitution Date" has the meaning specified in Paragraph
            4(d)(ii).

      (ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)   Dispute Resolution.

      (i) "Resolution Time" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii) Value. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, Moody's First Trigger Value and Moody's Second Trigger Value, on any date, of Eligible Collateral other than Cash will be calculated as follows:

            For Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii): the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and
            (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

      (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)   Holding and Using Posted Collateral.

      (i) Eligibility to Hold Posted Collateral; Custodians. Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:


            (1) The Custodian is a bank or trust company located in the United States having total assets of at least $250,000,000 and a short term unsecured debt or counterparty rating of "Prime-1" from Moody's and "A-1" from Standard & Poor's.


            Initially, the Custodian for Party B is: The Bank of New York.

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)   Distributions and Interest Amount.

      (i) Interest Rate. The "Interest Rate" will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian.

      (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

      (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i) Additional Representation(s). There are no additional representations by either party.

(j)   Other Eligible Support and Other Posted Support.

      (i) "Value" with respect to Other Eligible Support and Other Posted Support means: not applicable.

      (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k) Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

      If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B's Custodian, at the address specified for Party B pursuant to the Notices Section of this Agreement

(l) Address for Transfers. Each Transfer hereunder shall be made to an address specified in writing from time to time by the party to which such Transfer will be made.

(m)   Other Provisions.

      (i) Collateral Account. Party B shall open and maintain a segregated account upon the occurrence of a Collateral Event, which shall be an Eligible Account, and hold, record and identify all Posted Collateral in such segregated account.

      (ii) Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

      (iii) Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, Moody's Second Trigger Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

      (iv)  [Reserved]

      (v) Events of Default. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (vi) Expenses. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

      (vii) Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

     (viii) Notice of Failure to Post Collateral. Upon any failure by Party A to post collateral as required under this Agreement, Party B shall, no later than the next Business Day after the date such collateral was required to be posted, give a written notice of such failure to Party A and to the Depositor. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, the failure of Party B to comply with the requirements of this paragraph shall not constitute an Event of Default or Termination Event.

      (ix)  Additional Definitions. As used in this Annex:

            "Collateral Event" means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

            "Exposure" has the meaning specified in Paragraph 12, except that after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

            "Local Business Day" means: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

            "Moody's First Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

            (I)   (A)   for any Valuation Date on which (I) a  First Trigger
                        Failure Condition has occurred and has been continuing (x) for at least 30 Local Business Days or
                        (y) since this Annex was executed and (II) it is not the case that a Moody's Second Trigger Event has occurred and been continuing for at least 30 Local
                        Business Days, an amount equal to the greater of (a) zero and (b) the sum of the Secured Party's aggregate
                        Exposure for all Transactions and the aggregate of Moody's Additional Collateralized Amounts for each
                        Transaction.

                        For the purposes of this definition, the "Moody's Additional Collateralized Amount" with respect to any Transaction shall mean:

                        the product of the applicable Moody's First Trigger Factor set forth in Table 1 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

                  (B)   for any other Valuation Date, zero, over

            (II)  the Threshold for Party A for such Valuation Date.

            "First Trigger Failure Condition" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Required Ratings.

            "Moody's First Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

            "Moody's Second Trigger Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

            "Moody's Second Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

            (I)   (A)   for any Valuation Date on which it is the case that a
                        Second Trigger Failure Condition has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the next payments due to be paid by Party A under each Transaction and (c) the sum of the Secured Party's aggregate Exposure and the aggregate of Moody's Additional Collateralized
                        Amounts for each Transaction.

                        For the purposes of this definition, the "Moody's Additional Collateralized Amount" with respect to any Transaction shall mean:

                        if such Transaction is not a Transaction-Specific
                        Hedge,

                        the product of the applicable Moody's Second Trigger Factor set forth in Table 2 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

                        if such Transaction is a Transaction-Specific Hedge,

                        the product of the applicable Moody's Second Trigger Factor set forth in Table 3 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

                  (B)   for any other Valuation Date, zero, over

            (II)  the Threshold for Party A for such Valuation Date.

            "Second Trigger Failure Condition" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

            "Moody's Second Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

            "Pricing Sources" means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

            "S&P Credit Support Amount" means, for any Valuation Date, the excess, if any, of

            (I)   (A)   for any Valuation Date on which an S&P Rating
                        Threshold Event has occurred and been continuing for at least 30 days, an amount equal to the sum, for each Transaction to which this Annex relates, of the sum of (1) 100.0% of the Secured Party's Transaction
                        Exposure for such Valuation Date and (2) the product of the Volatility Buffer for such Transaction and the Notional Amount of such Transaction for the Calculation Period of such Transaction which includes such Valuation Date, or

                  (B)   for any other Valuation Date, zero, over

            (II)  the Threshold for Party A for such Valuation Date.

            "S&P Rating Threshold Event" means, on any date, no Relevant Entity has credit ratings from S&P which exceed the S&P Approved Ratings Threshold.

            "S&P Value" means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and
            (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

            "Transaction Exposure" means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

            "Transaction-Specific Hedge" means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate swap if (x) the notional amount of the interest rate swap is "balance guaranteed" or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

            "Valuation Percentage" shall mean, for purposes of determining the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody's First Trigger Valuation Percentage, or Moody's Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

            "Value" shall mean, in respect of any date, the related S&P Value, the related Moody's First Trigger Value and the related Moody's Second Trigger Value.

            "Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table.


            -----------------------------------------------------------------------------------------------------------

            The higher of  the            Remaining            Remaining             Remaining              Remaining
            S&P short-term credit          Weighted             Weighted              Weighted              Weighted
            rating of (i) Party A and      Average              Average               Average                Average
            (ii) the Credit Support        Maturity             Maturity              Maturity              Maturity
            Provider of Party A, if       up to 3              up to 5               up to 10               up to 30
            applicable                      years                years                 years                  years
            -----------------------------------------------------------------------------------------------------------
            At least "A-2"                  2.75%                3.25%                 4.00%                  4.75%
            -----------------------------------------------------------------------------------------------------------
            "A-3"                           3.25%                4.00%                 5.00%                  6.25%
            -----------------------------------------------------------------------------------------------------------
            "BB+" or lower                  3.50%                4.50%                 6.75%                  7.50%
            -----------------------------------------------------------------------------------------------------------







                                    [Remainder of this page intentionally left blank]


                                    Table 1
                                    -------

                         Moody's First Trigger Factor
                         ----------------------------

   If "Valuation Date" means each Local Business Day, the "Daily Collateral Posting" column will apply and the Weekly Collateral Posting Column will be deleted.

   If "Valuation Date" means the first Local Business Day in each week, the "Weekly Collateral Posting" column will apply and the Daily Collateral Posting
                            Column will be deleted.

          Remaining                         Daily                  Weekly
    Weighted Average Life                Collateral              Collateral
      of Hedge in Years                    Posting                 Posting

            1 or less                       0.15%                   0.25%
More than 1 but not more than 2             0.30%                   0.50%
More than 2 but not more than 3             0.40%                   0.70%
More than 3 but not more than 4             0.60%                   1.00%
More than 4 but not more than 5             0.70%                   1.20%
More than 5 but not more than 6             0.80%                   1.40%
More than 6 but not more than 7             1.00%                   1.60%
More than 7 but not more than 8             1.10%                   1.80%
More than 8 but not more than 9             1.20%                   2.00%
More than 9 but not more than 10            1.30%                   2.20%
More than 10 but not more than 11           1.40%                   2.30%
More than 11 but not more than 12           1.50%                   2.50%
More than 12 but not more than 13           1.60%                   2.70%
More than 13 but not more than 14           1.70%                   2.80%
More than 14 but not more than 15           1.80%                   3.00%
More than 15 but not more than 16           1.90%                   3.20%
More than 16 but not more than 17           2.00%                   3.30%
More than 17 but not more than 18           2.00%                   3.50%
More than 18 but not more than 19           2.00%                   3.60%
More than 19 but not more than 20           2.00%                   3.70%
More than 20 but not more than 21           2.00%                   3.90%
More than 21 but not more than 22           2.00%                   4.00%
More than 22 but not more than 23           2.00%                   4.00%
More than 23 but not more than 24           2.00%                   4.00%
More than 24 but not more than 25           2.00%                   4.00%
More than 25 but not more than 26           2.00%                   4.00%
More than 26 but not more than 27           2.00%                   4.00%
More than 27 but not more than 28           2.00%                   4.00%
More than 28 but not more than 29           2.00%                   4.00%
           More than 29                     2.00%                   4.00%

                                    Table 2
                                    -------

   Moody's Second Trigger Factor for Interest Rate Swaps with Fixed Notional
   -------------------------------------------------------------------------
                                    Amounts
                                    -------

   If "Valuation Date" means each Local Business Day, the "Daily Collateral Posting" column will apply and the Weekly Collateral Posting Column will be deleted.

   If "Valuation Date" means the first Local Business Day in each week, the "Weekly Collateral Posting" column will apply and the Daily Collateral Posting
                            Column will be deleted.

          Remaining                        Daily                 Weekly
    Weighted Average Life                Collateral            Collateral
      of Hedge in Years                   Posting                Posting

            1 or less                      0.50%                  0.60%
More than 1 but not more than 2            1.00%                  1.20%
More than 2 but not more than 3            1.50%                  1.70%
More than 3 but not more than 4            1.90%                  2.30%
More than 4 but not more than 5            2.40%                  2.80%
More than 5 but not more than 6            2.80%                  3.30%
More than 6 but not more than 7            3.20%                  3.80%
More than 7 but not more than 8            3.60%                  4.30%
More than 8 but not more than 9            4.00%                  4.80%
More than 9 but not more than 10           4.40%                  5.30%
More than 10 but not more than 11          4.70%                  5.60%
More than 11 but not more than 12          5.00%                  6.00%
More than 12 but not more than 13          5.40%                  6.40%
More than 13 but not more than 14          5.70%                  6.80%
More than 14 but not more than 15          6.00%                  7.20%
More than 15 but not more than 16          6.30%                  7.60%
More than 16 but not more than 17          6.60%                  7.90%
More than 17 but not more than 18          6.90%                  8.30%
More than 18 but not more than 19          7.20%                  8.60%
More than 19 but not more than 20          7.50%                  9.00%
More than 20 but not more than 21          7.80%                  9.00%
More than 21 but not more than 22          8.00%                  9.00%
More than 22 but not more than 23          8.00%                  9.00%
More than 23 but not more than 24          8.00%                  9.00%
More than 24 but not more than 25          8.00%                  9.00%
More than 25 but not more than 26          8.00%                  9.00%
More than 26 but not more than 27          8.00%                  9.00%
More than 27 but not more than 28          8.00%                  9.00%
More than 28 but not more than 29          8.00%                  9.00%
           More than 29                    8.00%                  9.00%

                                    Table 3
                                    -------

         Moody's Second Trigger Factor for Transaction-Specific Hedges
         -------------------------------------------------------------

   If "Valuation Date" means each Local Business Day, the "Daily Collateral Posting" column will apply and the Weekly Collateral Posting Column will be deleted.

   If "Valuation Date" means the first Local Business Day in each week, the "Weekly Collateral Posting" column will apply and the Daily Collateral Posting
                            Column will be deleted.

          Remaining                        Daily                 Weekly
    Weighted Average Life                Collateral            Collateral
      of Hedge in Years                   Posting                Posting

            1 or less                      0.65%                  0.75%
More than 1 but not more than 2            1.30%                  1.50%
More than 2 but not more than 3            1.90%                  2.20%
More than 3 but not more than 4            2.50%                  2.90%
More than 4 but not more than 5            3.10%                  3.60%
More than 5 but not more than 6            3.60%                  4.20%
More than 6 but not more than 7            4.20%                  4.80%
More than 7 but not more than 8            4.70%                  5.40%
More than 8 but not more than 9            5.20%                  6.00%
More than 9 but not more than 10           5.70%                  6.60%
More than 10 but not more than 11          6.10%                  7.00%
More than 11 but not more than 12          6.50%                  7.50%
More than 12 but not more than 13          7.00%                  8.00%
More than 13 but not more than 14          7.40%                  8.50%
More than 14 but not more than 15          7.80%                  9.00%
More than 15 but not more than 16          8.20%                  9.50%
More than 16 but not more than 17          8.60%                  9.90%
More than 17 but not more than 18          9.00%                 10.40%
More than 18 but not more than 19          9.40%                 10.80%
More than 19 but not more than 20          9.70%                 11.00%
More than 20 but not more than 21          10.00%                11.00%
More than 21 but not more than 22          10.00%                11.00%
More than 22 but not more than 23          10.00%                11.00%
More than 23 but not more than 24          10.00%                11.00%
More than 24 but not more than 25          10.00%                11.00%
More than 25 but not more than 26          10.00%                11.00%
More than 26 but not more than 27          10.00%                11.00%
More than 27 but not more than 28          10.00%                11.00%
More than 28 but not more than 29          10.00%                11.00%
           More than 29                    10.00%                11.00%

      IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.


  DEUTSCHE BANK AG, NEW YORK BRANCH                             THE BANK OF NEW YORK, not in its
                                                             individual or corporate capacity but solely as
                                                             Swap Contract Administrator for Alternative
                                                             Loan Trust 2006-OA18, pursuant to a Swap
                                                               Contract Administration Agreement

By:  /s/ Steven Kessler                                      By:  /s/ Michael Cerchio
   --------------------------------                             --------------------------------
   Name:  Steven Kessler                                        Name:  Michael Cerchio
   Title:  Director                                             Title:  Assistant Treasurer
   Date:                                                        Date:


By:  /s/ Kathleen Yohe
   --------------------------------
   Name:  Kathleen Yohe
   Title:  Vice President
   Date:
